UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2025

ARTELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38951	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe, Suite 160 Solana Beach, CA USA	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 925-7049

___________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARTL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

We held a Special Meeting of Stockholders (the “Special Meeting”) on August 28, 2025. Of the 704,425 shares of our common stock, par value $0.001 (“Common Stock”), outstanding as of the record date of July 25, 2025, 365,886 shares were represented at the Special Meeting, either by proxy or by attending the meeting. The matters voted on at the Special Meeting and the votes cast with respect to each such matter are set forth below:

1.	Amendment to our Articles of Incorporation, as amended (the “Articles”), to increase the authorized number of shares of Common Stock from 8,333,333 shares to 500,000,000 shares. The amendment to the Articles to increase the authorized number of shares of Common Stock from 8,333,333 shares to 500,000,000 shares was approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
325,388	38,731	1,767	0

2.

Amendment to our Articles to increase the number of authorized shares of preferred stock, par value $0.001 (“Preferred Stock”), from 69,444 to 10,000,000 and to authorize the issuance of 10,000,000 shares of Preferred Stock with rights and preferences to be determined by the Company’s Board of Directors (the “Board”) from time to time. The amendment to the Articles to increase the number of authorized shares of Preferred Stock from 69,444 to 10,000,000 and to authorize the issuance of 10,000,000 shares of Preferred Stock with rights and preferences to be determined by the Board from time to time was not approved based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,903	130,740	782	170,461

3.	Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Malone Bailey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
338,395	21,362	6,129	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTELO BIOSCIENCES, INC.

Date: August 29, 2025	/s/ Gregory D. Gorgas
Gregory D. Gorgas
President & Chief Executive Officer

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